REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of October 6, 2000 between The Right Start, Inc., a California corporation (the "Company"), and the undersigned and those who may purchase the Companies Series D Preferred Stock (as defined) in the future (each individually a "Purchaser," and collectively the "Purchasers").

          WHEREAS, the Company and Purchasers have entered into a Securities Purchase Agreement dated as of the date hereof (the "Purchase Agreement").

          WHEREAS, pursuant to the Purchase Agreement, the Company and Purchasers desire to enter into this Agreement to provide Purchasers with certain registration rights and to address related matters;

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, the parties agree as follows:

          1.   Registration Rights.

               1.1  Demand Registration Rights.

               (a) Subject to the provisions of this Section 1.1, at any time after the date hereof, Purchasers holding, or entitled to hold upon conversion or exercise, not less than 50% of the Company's Common Stock, no par value ("Common Stock"), issued or issuable upon conversion of the Series D Convertible Pay-in-Kind Preferred Stock (the "Series D Preferred Stock") and exercise of the warrants issued in connection therewith (the "Warrants", and, collectively with the Series D Preferred Stock, the "Securities"), issued by the Company to Purchasers pursuant to the Purchase Agreement may request registration for sale under the Securities Act of 1933 as amended (the "Act") of all or part of such Common Stock. The Company shall thereafter, as expeditiously as practicable, use its best efforts (i) to file with the Securities and Exchange Commission (the "SEC") under the Act, a registration statement on the appropriate form (using Form S-3 or other "short form," if available) covering all the shares of Common Stock specified in the demand request and (ii) to cause such registration statement to be declared effective. The Company shall use its best efforts to cause each offering pursuant to this
              Section 1.1 to be managed, on a firm commitment basis, by a recognized regional or national underwriter. The Company shall not be required to comply with more than two (2) requests by Purchasers for demand registration pursuant to this Section 1.1(a). The Company shall not be required to effect a demand registration under the Act pursuant to Section 1.1(a) above if (i) the Company receives such request for registration within 120 days preceding the anticipated effective date of a proposed underwritten public offering of securities of the Company approved by the Company's Board of Directors prior to the Company's receipt of such request; (ii) within 180 days prior to any such request for registration, a registration of securities of the Company has been effected in which Purchasers had the right to participate pursuant to Section 1.2 hereof; or (iii) the Board of Directors of the Company reasonably determines in good faith that effecting such a demand registration at such time would have a material adverse effect upon a proposed sale of all (or substantially all)

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

              the assets of the Company, or a merger, reorganization, recapitalization, or similar transaction materially affecting the capital structure or equity ownership of the Company; provided, however, that the Company may only delay a demand registration pursuant to this Section 1.1(a)(iii) for a period not exceeding 90 days (or until such earlier time as such transaction is consummated or no longer proposed). The Company shall promptly notify Purchasers in writing of any decision not to effect any such request for registration pursuant to this Section 1.1(a), which notice shall set forth in reasonable detail the reason for such decision and shall include an undertaking by the Company promptly to notify Purchasers as soon as a demand registration may be effected.

               (b) Purchasers may withdraw a request for demand registration at any time before a registration statement is declared effective, in which event the Company shall withdraw such registration statement. If the Company withdraws a registration statement under this Section 1.1(b) in respect of a registration for which the Company would otherwise be required to pay expenses under Section
              1.4 hereof, Purchasers shall be liable to the Company for all expenses of such registration specified in Section 1.4 hereof in proportion to the number of shares each of the Purchasers shall have requested to be registered, and Purchasers shall not be deemed to have requested a demand registration for purposes of
              Section 1.1(a) hereof.

               1.2  Piggyback Registration Rights.

               (a) If at any time or times after the date hereof, the Company proposes to make a registered public offering of any of its securities under the Act, whether to be sold by it or by one or more third parties (other than an offering pursuant to a demand registration under Section 1.1(a) hereof or an offering registered on Form S-8, Form S-4, or comparable forms), the Company shall, not less than 45 days prior to the proposed filing date of the registration form, give written notice of the proposed registration to Purchasers, and at the written request of Purchasers delivered to the

                    Company within 20 days after the receipt of such notice,
              shall include in such registration and offering, and in any underwriting of such offering, all shares of Common Stock that may have been designated in Purchasers' request.

               (b) If a registration in which Purchasers have the right to participate pursuant to this Section 1.2 is an underwritten offering for the account of the Company or for the account of a security holder (other than Purchaser) pursuant to the exercise of a demand registration right, and the managing underwriters advise the Company or such security holder, as the case may be, in writing that in their opinion the number of securities requested to be included in such registration, together with the securities being offered by the Company or such security holder, as the case may be, exceeds the number which can be effectively sold in such offering, the Company shall include in such registration (i) first, the securities of the Company or such security holder proposed to be sold, and (ii) second, to the extent possible, the Common Stock proposed to be sold by each of the Purchasers and any other selling shareholders, in proportion to the number of shares of Common Stock with respect to which they have requested registration.

               1.3 Registration Procedures. The Company shall have no obligation to file a registration statement pursuant to Section 1.1 hereof, or to include

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

shares of Common Stock owned by or issuable to any Purchaser in a registration statement pursuant to Section 1.2 hereof, unless and until such Purchaser shall have furnished the Company with all information and statements about or pertaining to such Purchaser in such reasonable detail and on such timely basis as is reasonably required by the Company in connection with the preparation of the registration statement. Whenever Purchasers have requested that any shares of Common Stock be registered pursuant to Section 1.1 or 1.2 hereof, the Company shall, as expeditiously as reasonably possible:

               (a) prepare and file with the SEC a registration statement with respect to such shares and use its best efforts to cause such registration statement to become effective as soon as reasonably practicable thereafter (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish counsel for Purchasers with copies of all such documents proposed to be filed);

               (b) prepare and file with the SEC such amendments and supplements to such registration statement and prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than nine months (or two years, if the provisions of Rule 415 under the Act are available with respect thereto) or until Purchasers have completed the distribution described in such registration statement, whichever occurs first;

               (c) furnish to Purchasers such number of copies of such
              registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other document as Purchasers may reasonably request;

               (d) use its best efforts to register or qualify such shares under such other securities or blue sky laws of such jurisdictions as Purchasers request (and to maintain such registrations and qualifications effective for a period of nine months or until Purchasers have completed the distribution of such shares, whichever occurs first), and to do any and all other acts and things which may be necessary or advisable to enable Purchasers to consummate the disposition in such jurisdictions of such shares; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not be required but for this Section 1.3(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) file any general consent to service of process in any such jurisdiction;

               (e) notify Purchasers, at any time during which a prospectus relating thereto is required to be delivered under the Act within the period that the Company is required to keep a registration statement effective, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

               (f) use its best efforts to cause all such shares to be listed on securities exchanges or interdealer quotation systems (including NASDAQ National Market), if any, on which similar securities issued by the Company are then listed;

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


               (g) enter into such customary agreements (including an
              underwriting agreement in customary form) and take all such other actions as Purchasers reasonably request (and subject to Purchasers' reasonable approval) in order to expedite or facilitate the disposition of such shares; and

               (h) make reasonably available for inspection by Purchasers, by any underwriter participating in any distribution pursuant to such registration statement, and by any attorney, accountant or other agent retained by Purchasers or by any such underwriter, all relevant financial and other records, pertinent corporate documents, and properties (other than confidential intellectual property) of the Company; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by Purchasers or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality.

               1.4  Registration Expenses.

          The Company will pay all Registration Expenses of all registrations under this Agreement, provided, however, that if a registration under Section
1.1 is withdrawn at the request of Purchasers (other than as a result of information concerning the business or financial condition of the Company that is made known to the Purchasers after the date on which such registration was requested) and if the requesting Purchasers elect not to have such registration counted as a registration requested under Section 1.1, Purchasers shall pay the Registration Expenses of such registration. For purposes of this Section, the term "Registration Expenses" means all expenses incurred by the Company in complying with this Section, including, without limitation, all registration and filing fees (other than National Association of Securities Dealers, Inc. filing fees pursuant to an underwritten offering), exchange listing fees, printing expenses, fees, and expenses of counsel for the Company and the reasonable fees and expenses of one firm or counsel selected by Purchasers to represent it, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts and selling commissions.

               1.5  Indemnity.

               (a) In the event that any shares of Common Stock owned by
              Purchasers are sold by means of a registration statement pursuant to Section 1.1 or 1.2 hereof, the Company agrees to indemnify and hold harmless such Purchasers, each of its partners and their officers and directors, and each person, if any, who controls such Purchasers within the meaning of the Act (each such Purchaser, its partners and their officers and directors, and any such other persons individually an "Indemnified Person" and collectively "Indemnified Persons") from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including, without limitation, interest, penalties, and reasonable attorneys' fees and disbursements, asserted against, resulting to, imposed upon or incurred by such Indemnified Person, directly or indirectly (in this Section 1.5 in the singular a "claim" and in the plural "claims"), based upon, arising out of or resulting from any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based upon, arises out of or results from information furnished to the Company in writing by such Purchaser for use in connection with the registration statement.

               (b) Each Purchaser agrees to indemnify and hold harmless the Company, its officers and directors, and each person, if any, who controls the Company within the meaning of the Act (each of the Company, its officers and directors, and any such other persons individually as an "Indemnified Person" and collectively "Indemnified Persons") from and against all claims based upon, arising out of or resulting from any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, to the extent that such claim is based upon, arises out of or results from information furnished to the Company in writing by Purchaser for use in connection with the registration statement.

               (c) The indemnification set forth herein shall be in addition to any liability the Company or a Purchaser may otherwise have to the Indemnified Persons. Promptly after actually receiving definitive notice of any claim in respect of which an Indemnified Person may seek indemnification under this Section 1.5, such Indemnified Person shall submit written notice thereof to either the Company or Purchaser, as the case may be (an "Indemnifying Person"). The failure of the Indemnified Person so to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability it may have hereunder except to the extent that
              (a) such liability was caused or materially increased by such failure, or (b) the ability of the Indemnifying Person to reduce such liability was materially adversely affected by such failure. In addition, the failure of the Indemnified Person so to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability it may have otherwise than hereunder.

                    The Indemnifying Person shall have the right to undertake, by counsel or representatives of its own choosing, the defense, compromise or settlement (without admitting liability of the Indemnified Person) of any such claim asserted, such defense, compromise or settlement to be undertaken at the expense and risk of the Indemnifying Person, and the Indemnified Person shall have the right to engage separate counsel, at such Indemnified Person's own expense, whom counsel for the Indemnifying Person shall keep informed and consult with in a reasonable manner. In the event the Indemnifying Person shall elect not to undertake such defense by its own representatives, the Indemnifying Person shall give prompt written notice of such election to the Indemnified Person, and the Indemnified Person may undertake the defense, compromise or settlement (without admitting liability of the Indemnified Person) thereof on behalf of and for the account and risk of the Indemnifying Person by counsel or other representatives designated by the Indemnified Person. Notwithstanding the foregoing, no Indemnifying Person shall be obligated hereunder with respect to amounts paid in settlement of any claim if such settlement is effected without the consent of such Indemnifying Person, which consent shall not be unreasonably withheld.

               (d) If for any reason the foregoing indemnity is unavailable to, or is insufficient to hold harmless, an Indemnified Person, then the Indemnifying Person shall contribute to the amount paid or payable by the Indemnified Person as a result of such claims, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Person and the Indemnified Person as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               1.6 Subsequent Registration Statements. The Company shall not cause or permit any new registration statements (except registration statements on Form S-8, S-4, or comparable forms) to become effective during the 90 days after the effective date of a registration statement covering shares of Common Stock owned by Purchasers.

          2.   Miscellaneous.

               2.1 Additional Actions and Documents. Each of the parties hereto hereby agrees to use its good faith best efforts to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement.

               2.2 Assignment. Any Purchaser may assign its rights under this Agreement to any assignee of the Securities or the shares of Common Stock issuable upon exercise thereof.

               2.3 Entire Agreement; Amendment. This Agreement, including the other writings referred to herein or delivered pursuant hereto, constitutes the entire agreement among the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, or discharge is sought.

               2.4 Limitation on Benefits. It is the explicit intention of the parties hereto that no person or entity other than the parties hereto (and their respective successors and assigns) is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns.

               2.5 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

               2.6 Governing Law. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of California (without regard to conflicts of laws principles).

               2.7 Notices. All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, including delivery by courier, telegram, telex, or facsimile transmission, addressed as follows:


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

          (a) If to the Company:

                              The Right Start, Inc.
                            5388 Sterling Center Drive Unit C
                            Westlake Village, California 91361
                              Attention: President
                            Facsimile: (818) 707-7132

                    with a copy (which shall not constitute notice) to:

                            Milbank, Tweed, Hadley & McCloy
                           601 S. Figueroa, 30th Floor
                              Los Angeles, CA 90017
                            Attention:  Kenneth J. Baronsky, Esq.
                            Facsimile: (213) 629-5063

          (b) If to Purchaser, to the address set forth in the Securities Purchase Agreement for such Purchaser.

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a telex) the answer back being deemed conclusive (but not exclusive) evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

               2.8 Headings. Section headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

               2.9 Execution in Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of each party appear on each counterpart; but it shall be sufficient that the signature of each party appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of all of the parties hereto.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first above written.

                                    THE RIGHT START, INC.



                                    By: /s/ Jerry R. Welch
                                    Jerry R. Welch
                                    Chief Executive Officer

                                  KAYNE FAMILY PARTNERSHIP, L.P.

                                  By: Jemasa, Inc.


                                  /s/ Richard Kayne
                                  Richard Kayne
                                    President

                                  Address for Notices:
                                  1800 Avenue of the Stars
                                    2nd Floor

                                  Los Angeles, California 90067
                                  Attention:  Richard Kayne

                                  Facsimile: 310.284.6490


                                  FORTUNE TWENTY-FIFTH, INC.


                                  /s/ Fred Kayne
                                   Fred Kayne

                                    Address:
                                 c/o Fred Kayne

                                  P.O. Box 381,
                                  Glenbrook, Nevada 89413

                                    Copy to:
                                  1800 Avenue of the Stars
                                  Suite 310
                                  Los Angeles, California 90067
                                  Attention:  Fred Kayne

                                  Facsimile: 310.551.3077




                                  /s/ Jerry D. Kayne, Trustee
                                  Jerry D. Kayne, Trustee

                                    Address:
                                  c/o Fortune Financial
                                  1800 Avenue of the Stars
                                  Suite 310
                                  Los Angeles, California 90067

                                  Facsimile: 310.551.3077


                                  /s/ Stephen Kayne
                                  Stephen Kayne

                                    Address:
                                  c/o Fortune Financial
                                  1800 Avenue of the Stars
                                  Suite 310
                                  Los Angeles, California 90067

                                  Facsimile: 323.277.9025


                                  /s/ Lloyd Miller
                                  Lloyd Miller
                                    Address:
                                  4550 Gordon Drive
                                  Naples, Florida 34102

                                  Facsimile: 941.262.8025


                                  NEWBERG FAMILY TRUST dated 12-18-90

                                  /s/ Bruce Newberg
                                  Bruce Newberg, Trustee

                                    Address:
                                  466 North Carmelina Avenue
                                  Los Angeles, California 90049

                                  Facsimile: 310.914.9242

                                  O.S. II, Inc.
                                  By:

                                  /s/ Jill Higgins
                                  Jill Higgins
                                  its President
                                    Address:
                                  4224 Clybourne Avenue
                                  Burbank, California 91505

                                  Facsimile: 818.559.5617

                                  HSMC PARTNERS, L.P.
                                  By:

                                  /s/ Jerrold N. Fine
                                  Jerrold N. Fine
                                  its managing partner

                                    Address:
                                  10 Wright Street
                                  Building B-4
                                  Westport, Connecticut 06881

                                  Facsimile: 203.226.7596

                                  /s/ William Calvert
                                  William Calvert

                                  Address: c/o Lehman Brothers
                                  1100 Glendon Avenue  11th Floor
                                  Westwood, California 90024

                                  Facsimile: 310.481.4102



                                  /s/ Milton T. Okun /s/ Rosemary Okun
                                  Milton T. Okun & Rosemary Okun,
                                  as community property

                                  Address: 942 North Alpine
                                  Beverly Hills, CA 90210

                                  Facsimile: 310.285.0892



                                  /s/ Robert A. Muh
                                  Robert A. Muh

                                  Address: c/o Sutter Securities, Inc.
                                  1 Sansome Street Suite 3950
                                  San Francisco, CA 94104

                                  Facsimile: 415.288.2355



                                  /s/ Sigmund Wolkomir /s/ Judith Wolkomir
                                  Sigmund and Judith Wolkomir

                                  Address: 707 Broughton Road
                                  Bethel Park, PA 15102

                                   Facsimile:



                                  /s/ Bryant Riley
                                  Bryant Riley

                                  Address: 11150 Santa Monica Boulevard
                                  Suite 750
                                  Los Angeles, California 90025

                                  Facsimile: 310.966.1448

                                  /s/ Gilbert E. Matthews
                                  Gilbert E. Matthews

                                  Address: c/o Sutter Securities, Inc.
                                  1 Sansome Street Suite 3950
                                  San Francisco, CA 94104

                                  Facsimile: 415.288.2355

                                  /s/ Keith Kretschmer
                                  Keith Kretschmer

                                    Address:
                                  c/o PIMCO/OPPENHEIMER
                                  41 George St

                                    The Rocks

                                 Sydney NSW 2000
                                    AUSTRALIA

                                    Copy to:
                                  6 Astor Court
                                  Doylestown, PA 18901

                                  Facsimile: 011 612 9241 6955
                                  215.230.9018




                                  /s/ Carl E. Warden
                                  Carl E. Warden SEP/IRA
                                  Dain Rauscher Custodian

                                    Address:
                                  800 North Shoreline, Suite 2200
                                  Corpus Christi, Texas 78401

                                  Facsimile: 361.888.8613

                                  /s/ Michael Targoff
                                  Michael Targoff

                                    Address:
                                  1330 Avenue of the Americas
                                  36th Floor
                                  New York, New York 10019

                                  Facsimile: 212.842.1540

                                  HACKING FAMILY TRUST



                                  /s/ Thomas T. Hacking, Trustee
                                  Thomas T. Hacking, Trustee

                                    Address :
                                  1800 Avenue of the Stars
                                  2nd Floor
                                  Los Angeles, CA 90067

                                  Facsimile: 310.284.6444

                                  A.E. HALL & COMPANY MONEY PURCHASE PLAN


                                  /s/ Arthur E. Hall, Trustee
                                  Arthur E. Hall, Trustee

                                    Address :
                                  P.O. Box 1479
                                  or 1726 Cedarwood Drive
                                  Minden, Nevada 89423

                                  Facsimile: 775.782.4787



                                  /s/ Robert Schnell
                                  Robert Schnell, IRA

                                    Address :
                                  933 North Rexford Drive
                                  Beverly Hills, California 90210

                                  Facsimile: 213.624.1224

                                  Bear Stearns Securities Corp.
                                  C/F E. Donald Shapiro
                                  Master Defined Contribution
                                  Profit Sharing Plan


                                  /s/ E. Donald Shapiro

                                  Address:  c/o Kayne Anderson
                                            1800 Avenue of the Stars
                                            Suite 310
                                            Los Angeles, CA 90067

                                  Facsimile: 631.726.6115



                                  John H. Holland, Jr. and Angela A. Holland
                                  TTEES the Holland Family Trust dtd 3/5/98

                                  /s/ John H. Holland  /s/ Angela A. Holland

                                  John H. Holland, Jr. and
                                  Angela A. Holland, TTEES

                                  Address:
                                           1720 Baptist Church Road
                                           Yorktown Heights, NY 10598

                                  Facsimile: 914.962.5238